CASH AND CASH EQUIVALENTS	12 Months Ended
Dec. 31, 2019
CASH AND CASH EQUIVALENTS
CASH AND CASH EQUIVALENTS

13.      CASH AND CASH EQUIVALENTS

Cash and cash equivalents represent cash on hand and in bank accounts, as well as short-term bank deposits, which have original maturities of less than three months. Other short-term highly liquid investments are treated as cash equivalents only if they are held for the purpose of meeting short-term cash commitments, are readily convertible to known amounts of cash and are subject to insignificant risk of change in value.

Cash and cash equivalents comprised the following:

	December 31,
	2019	2018
Cash and cash equivalents at banks and on hand in:
Russian Rubles	27,749	17,012
US Dollars	1,014	4,873
Euro	2,751	2,073
Ukraine Hryvna	224	1,548
Turkmenian Manat	419	721
Other	844	954
Short-term deposits with an original maturity of less than 92 days:
Russian Rubles	4,859	52,764
Ukraine Hryvna	206	3,215
Euro	—	915
Other	4	—
Total cash and cash equivalents	38,070	84,075